Annual Report


                               [GRAPHIC OMITTED]


                                 MARCH 31, 2002




TEMPLETON
LATIN AMERICA FUND


[logo omitted]
FRANKLIN TEMPLETON
  INVESTMENTS

  THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE
       BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST
                                             SUPPORT AND LOOK FORWARD TO SERVING
                                       YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.



                                 [PHOTO OMITTED]
                              Tina M. Hellmer, CFA



                                 [PHOTO OMITTED]
                           Mark R. Beveridge, CFA, CIC



                                 [PHOTO OMITTED]
                               Antonio Docal, CFA







                               PORTFOLIO MANAGERS
                          TEMPLETON LATIN AMERICA FUND






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[GRAPHIC OMITTED]

FRANKLINTEMPLETON.COM

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

SHAREHOLDER LETTER


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YOUR FUND'S GOAL: TEMPLETON LATIN AMERICA FUND SEEKS LONG-TERM CAPITAL
APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN THE EQUITY AND DEBT SECURITIES OF LATIN AMERICAN COMPANIES.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Templeton Latin America Fund covers the fiscal year ended March 31, 2002. The year under review was dominated by concerns about the U.S. economic recession and its impact globally. Although many central banks around the world made significant interest rate cuts and early signs of economic recovery appeared by 2001's fourth quarter, investors will remember the 12-month period for the tragic events of September 11 and the first synchronized global economic slowdown in a decade. Latin American economies and markets experienced considerable volatility due to the rapidly changing global backdrop and withering effects stemming from U.S. economic developments, but showed some signs of stabilization and recovery toward period-end. Overall, however, we noticed growth expectations, corporate earnings outlooks and investors' appetites for emerging market risk diminishing substantially throughout Latin America.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 17.



CONTENTS



Shareholder Letter ...................   1

Performance Summary ..................  10

Financial Highlights &
Statement of Investments .............  14

Financial Statements .................  19

Notes to
Financial Statements .................  22

Independent
Auditors' Report .....................  27

Tax Designation ......................  28

Trustees and Officers ................  29

[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-free Income

In this volatile Latin American investment climate, Templeton Latin America Fund
- Class A produced a 14.92% cumulative total return for the year ended March 31, 2002, as shown in the Performance Summary beginning on page 10. By comparison, the International Finance Corporation Investable (IFCI) Latin America Index produced a cumulative total return of 57.55% during the same period. 1 The Fund was up almost 10% in the first few months of the fiscal year, fell more than 30% to post-September 11 lows, then rallied some 50% as markets rebounded in 2001's fourth quarter and first quarter 2002 as investors seemed to anticipate a recovery in world economies.

Throughout the 12-month period, we maintained our long-term perspective, looking beyond the short-term peaks and valleys while continuing to search for companies that in our opinion have solid fundamentals, attractive valuations, strong balance sheets, superior management and ample liquidity. While we were aware of the IFCI Latin America Index's country and industry composition, we did not attempt to match its weightings, and the Fund's regional and country allocations resulted from individual stock selection.

We reduced the Fund's exposure to European and U.S. companies with substantial Latin American operations during the Fund's fiscal year. Such companies were being penalized by many investors for their Latin assets and, perhaps more importantly, were being hurt by weakening fundamentals in their core areas. Opportunities provided by lower asset prices in Brazil and Mexico allowed us to make some investments there.





1. Source: Standard & Poor's Micropal. The unmanaged IFCI Latin America Index measures the total return of equities in seven Latin American countries (Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela) as if they were in one market, and includes reinvested dividends. The index is market capitalization-weighted. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

We initiated a position in Panamerican Beverages (Panamco), the pan-regional Coca-Cola bottler with substantial market shares in Mexico, Brazil, Colombia and Venezuela. We think Panamco will benefit from improving consumption patterns in Latin America and from the Latin bottling industry's ongoing consolidation.


BRAZIL

Brazil's economic growth, as measured by gross domestic product (GDP), rose an annualized 1.3% during the first half of the reporting period before contracting an annualized 0.7% in 2001's fourth quarter, the weakest showing since first quarter 1998. 2 Brazil lost its high-growth momentum from 2000's 4.4% GDP growth amid higher interest rates, a homegrown energy crisis induced by drought, weak global demand and severe economic problems in neighboring Argentina. 2 Monetary policy was tight as interest rates rose from 15.75% to 19% during 2001 in a bid to preclude capital flight and contain inflation as the country's currency, the real, weakened some 30% against the U.S. dollar before rebounding in the fourth quarter. 2 Furthermore, export growth fell with the global slowdown, as did foreign direct investment. Early political uncertainty surrounding upcoming presidential elections in October 2002 also hindered the local financial markets. Brazil survived these formidable crises relatively intact, and at period-end a gradual recovery looked likely as inflation eased, industrial production picked up and it became clear that Argentina's meltdown would likely not wreak havoc on Brazil's economy. With renewed stability in its fiscal and current accounts, the Brazilian central bank began lowering interest rates in March 2002. As global





2. Source: Dismal Scientist (www.economy.com), IBGE Brazil.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
3/31/02

Mexico                                                  53.1%
Brazil                                                  34.7%
Chile                                                    2.7%
Peru                                                     1.4%
Spain                                                    0.8%
U.S.                                                     0.8%
Short-Term Investments & Other Net Assets                6.5%


growth expectations continued to improve, GDP forecasts were revised upward to approximately 2.6% for 2002 and 3.5% for next year. 3

During the period under review, the Fund's overall Brazil weighting was fairly static at around 40% of total net assets, but we repositioned some portfolio holdings. Petrobras, the Brazilian oil giant, became the Fund's second-largest position given our expectations for growth due to continued exploration and company restructuring. We believe Petrobras was among the most attractively valued global oil companies, offering defensive characteristics given Brazil's recent currency volatility. We reduced the Fund's exposure to the Brazilian telecommunications sector, however, given declining growth expectations resulting from increased domestic competition and the sinking 2001 economy. Finally, we increased the Fund's position in Pao de Azucar, Brazil's largest supermarket chain, at a point when the consumer appeared most affected by recessionary fears. We found its stock price offering significant value given our expectation for an eventual rebound in demand, operational improvements within the company and the ongoing consolidation of Brazil's retail sector.


MEXICO
The Mexican economy entered a recession and contracted 0.3% for 2001, including -1.6% annualized GDP in the fourth quarter. 4 Plummeting demand for goods, especially from the U.S., was the primary impetus for declining output, causing Mexico's previously booming export machine to throttle back. However, the Mexican peso actually strengthened against the





3. Source: Santander Investments, STRICTLY MACRO, March 2002.
4. Source: Dismal Scientist (www.economy.com), Instituto Nacional de Estadistica Geografia e Informatica.

U.S. dollar during 2001, improving the returns for U.S. dollar-denominated investments. Throughout the period, the peso's resiliency surprised investors and was underpinned by strong foreign direct investment, a long awaited credit upgrade to investment grade status by independent credit-rating agency Standard & Poor's in February 2002, and the gradual, NAFTA-led convergence of the Mexican and U.S. economies. As global and specifically U.S. growth expectations increased with signs of recovery toward period-end, Mexican GDP growth forecasts were revised upward to 1.4% for 2002 and 4.0% in 2003. 3 Given the Mexican market's defensive nature, we increased the Fund's overall allocation while maintaining strong exposure to Telmex, the country's largest telecommunications provider and the Fund's largest stock holding. We believe Telmex offered attractive valuations, solid cash flow generation and a favorable outlook. We also initiated a position in Grupo Geo, a low income-housing builder that could benefit from strong growth as President Vicente Fox's administration targets increases in the government's pool of subsidized mortgages for home construction.


ARGENTINA
Argentina was in dire straits throughout the reporting period. GDP in South America's second-largest economy contracted an annualized 10.7% in 2001's fourth quarter, the seventh consecutive quarterly contraction and the sharpest since the Argentine government began collecting data on economic activity in 1994. 5 Overall production, business investment and domestic consumption plunged, inflation skyrocketed and trade flows


5. Source: Dismal Scientist (www.economy.com), Economy Ministry of Argentina.





PORTFOLIO BREAKDOWN
Based on Total Net Assets
3/31/02
Diversified Telecommunication Services                 18.6%
Oil & Gas                                              12.5%
Paper & Forest Products                                 8.7%
Construction Materials                                  7.2%
Banks                                                   7.0%
Wireless Telecommunication Services                     6.5%
Multiline Retail                                        6.5%
Household Durables                                      5.7%
Beverages                                               5.0%
Transportation Infrastructure                           4.5%
Industrial Conglomerates                                2.6%
Aerospace & Defense                                     1.4%
Other Sectors                                           7.3%
Short-Term Investments & Other Net Assets               6.5%
virtually ground to a halt, with imports and exports falling sharply as the transportation network froze and the government put foreign exchange regulations in place. All of this occurred amid growing and often violent social unrest, significant political upheaval and a panicked citizenry that rushed to convert their savings into U.S. dollars, to which the Argentine peso was pegged at a one-to-one rate. The banking system teetered on the brink of collapse as financial institutions' dollar reserves dwindled, prompting the government to impose account withdrawal restrictions. We anticipated what we call "the slowest train wreck in history" that was the Argentine currency's devaluation. Consequently, we sold all of the Fund's exposure to that market well before the peg to the U.S. dollar started to unravel in December 2001. We did not anticipate that in addition to a currency crisis, the country would be facing severe debt with major default issues, as well as economic, banking, political and social crises. However, we believe that Argentina's contagion into other countries is not likely to persist. Furthermore, although the Argentine equity market has been very weak given the significant uncertainties in macroeconomic policy, the new currency regime, taxation of exporters and price controls for other industries, we did not consider it an attractive market for value investing at period-end.


CHILE
As in the rest of Latin America, Chilean equity markets were volatile. Weaker copper prices and peso devaluation precipitated by the Argentine contagion exacerbated poor returns on Chilean investments. As both of these triggers subsided toward period-end, Chilean equities and the currency rallied. However, we trimmed our exposure to this market because we believed valuations relative to opportunities in other markets were not as attractive.


OTHER EXPOSURE
Other Latin American markets also felt ripple effects from the U.S. recession, with Peru showing some of the Andean region's steepest declines in terms of industrial production and trade. We initiated a position in Peruvian banking leader Credicorp that we believe will benefit from improving economic conditions as President Toledo's new administration focuses on growth. Finally, we closely monitored the deteriorating conditions in Venezuela and Colombia. Given the continuing political and economic turmoil in those markets, we believe that stock valuations there are not yet sufficiently attractive to justify further investment.


LOOKING FORWARD
Although we believe Latin American economies face challenges in the short term, we remain optimistic about the long-term prospects for Latin American equities and Templeton Latin America Fund. We will continue to focus on stocks that, in our view, represent solid companies with attractive valuations and high liquidity. In line with our philosophy that regional and country allocation should be a result of individual stock selection, we shall maintain our bottom-up approach in searching for equities we consider to be undervalued rather than attempt to match the weightings of the IFCI Latin America Index.







TOP 10 EQUITY HOLDINGS
3/31/02

COMPANY
SECTOR/INDUSTRY,                         % OF TOTAL
COUNTRY                                  NET ASSETS
--------------------------------------------------------------------------------

Telefonos de Mexico SA
de CV (Telmex), L, ADR                    12.7%
DIVERSIFIED TELECOMMUNICATION
SERVICES, MEXICO

Petroleo Brasileiro SA
(Petrobras), ADR                          12.5%
OIL & GAS, BRAZIL

Cemex SA, ADR                              7.2%
CONSTRUCTION MATERIALS,
MEXICO

Wal-Mart de Mexico
SA de CV, ADR                              6.5%
MULTILINE RETAIL, MEXICO

Corporacion Geo SA, B                      5.7%
HOUSEHOLD DURABLES,
MEXICO

America Movil SA de
CV, L, ADR                                 5.6%
WIRELESS TELECOMMUNICATION
SERVICES, MEXICO

Aracruz Celulose SA,
ADR, pfd.                                  5.4%
PAPER & FOREST PRODUCTS,
BRAZIL

Grupo Aeroportuario del
Sureste SA de CV, ADR                      4.5%
TRANSPORTATION
INFRASTRUCTURE, MEXICO

Cia Vale do Rio Doce, A,
ADR, pfd.                                  3.6%
METALS & MINING, BRAZIL

Kimberly Clark de Mexico
SA de CV, A                                3.3%
PAPER & FOREST PRODUCTS,
MEXICO

Emerging markets typically perform strongly during periods of improving global growth. We believe this is particularly true in Latin America, given the leverage that many economies have to improving commodity prices, and the increasingly stronger correlation to improvements in U.S. growth than in years past. When the global economy improves, we are likely to see strength in the Latin American markets. As valuations in the region's defensive and cyclical sectors become stretched, we will seek to slowly re-position the Fund's portfolio to capture improving fundamentals in domestically oriented companies with what we consider attractive valuations. Effective July 31, 2002, the Fund will invest, under normal market conditions, at least 80% of its net assets in Latin American securities.

It is important to remember that investing in emerging markets concentrated in a single region involves special considerations, including risks related to market and currency volatility, adverse economic, social and political developments in the region and countries where the Fund invests, and the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the Morgan Stanley Capital International
(MSCI) Mexico Free Index has increased 1,713% in the last 14 years, but has suffered 6 quarterly declines of more than 15% during that time. 6 These special risks and other considerations are discussed in the Fund's prospectus.







6. Source: Standard & Poor's Micropal. Based on quarterly total return change over 14 years ended 3/31/02. Market return is measured in U.S. dollars and includes reinvested dividends. The unmanaged MSCI Mexico Free Index is a capitalization-weighted index that reflects actual buyable opportunities for global investors by taking into account local market restrictions on share ownership by foreign investors.

We thank you for your continued investment in Templeton Latin America Fund and welcome your comments or suggestions.

Sincerely,



/S/SIGNATURE

Tina M. Hellmer, CFA



/S/SIGNATURE

Antonio T. Docal, CFA



/S/SIGNATURE

Mark R. Beveridge, CFA, CIC

Portfolio Management Team
Templeton Latin America Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of March 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 3/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION



CLASS A                        CHANGE         3/31/02    3/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$1.35         $11.10      $9.75
DISTRIBUTIONS (4/1/01-3/31/02)
Dividend Income                $0.0908

CLASS C                        CHANGE         3/31/02    3/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$1.30         $10.88      $9.58
DISTRIBUTIONS (4/1/01-3/31/02)
Dividend Income                $0.0594

ADVISOR CLASS                  CHANGE         3/31/02    3/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$1.33         $11.11      $9.78
DISTRIBUTIONS (4/1/01-3/31/02)
Dividend Income                $0.1562




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CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

PERFORMANCE

                                                       INCEPTION
CLASS A                               1-YEAR   5-YEAR  (5/8/95)
--------------------------------------------------------------------------------
Cumulative Total Return1              14.92%   -4.73%   19.93%
Average Annual Total Return 2          8.36%   -2.13%    1.79%
Value of $10,000 Investment 3        $10,836   $8,981  $11,304


                                                       INCEPTION
CLASS C                               1-YEAR   5-YEAR  (5/8/95)
--------------------------------------------------------------------------------
Cumulative Total Return1              14.29%   -7.76%   14.73%
Average Annual Total Return 2         12.12%   -1.79%    1.86%
Value of $10,000 Investment 3        $11,212   $9,135  $11,359


                                                       INCEPTION
ADVISOR CLASS 4                       1-YEAR   5-YEAR  (5/8/95)
--------------------------------------------------------------------------------
Cumulative Total Return1              15.41%   -3.36%   22.64%
Average Annual Total Return 2         15.41%   -0.68%    3.00%
Value of $10,000 Investment 3        $11,541   $9,664  $12,264

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.
4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 9.38% and 1.72%.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.





CLASS A (5/8/95-3/31/02)
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
             Templeton Latin America -
                      Class A           IFCI Latin America
 5/ 8/95               $9,425             $10,000
 5/31/95               $9,453             $10,019
 6/30/95               $9,406             $10,228
 7/31/95               $9,482             $10,777
 8/31/95               $9,604             $10,929
 9/29/95               $9,632             $10,789
10/31/95               $9,340              $9,761
11/30/95               $9,284             $10,098
12/29/95               $9,464             $10,293
 1/31/96              $10,226             $11,297
 2/29/96               $9,940             $10,673
 3/29/96              $10,035             $10,838
 4/30/96              $10,369             $11,408
 5/31/96              $10,621             $11,705
 6/28/96              $10,678             $11,914
 7/31/96              $10,210             $11,389
 8/30/96              $10,544             $11,698
 9/30/96              $10,583             $11,924
10/31/96              $10,277             $11,701
11/29/96              $10,449             $11,754
12/31/96              $10,567             $12,064
 1/31/97              $11,586             $13,176
 2/28/97              $12,230             $14,038
 3/31/97              $11,865             $13,889
 4/30/97              $12,221             $14,471
 5/30/97              $12,606             $15,639
 6/30/97              $13,425             $16,895
 7/31/97              $14,205             $17,831
 8/29/97              $13,396             $16,281
 9/30/97              $14,302             $17,652
10/31/97              $11,594             $14,351
11/28/97              $11,661             $14,793
12/31/97              $12,520             $15,595
1/31/98               $11,218             $13,789
2/28/98               $11,571             $14,473
3/31/98               $12,461             $15,419
4/30/98               $12,510             $15,285
5/31/98               $10,804             $13,379
6/30/98                $9,986             $12,634
7/31/98               $10,429             $13,134
8/31/98                $7,019              $8,700
9/30/98                $7,265              $9,278
10/31/98               $7,521             $10,001
11/30/98               $7,955             $10,923
12/31/98               $7,174             $10,051
1/31/99                $6,509              $8,898
2/28/99                $6,771              $9,412
3/31/99                $8,171             $11,401
4/30/99                $9,602             $13,073
5/31/99                $9,120             $12,631
6/30/99                $9,675             $13,159
7/31/99                $8,676             $12,247
8/31/99                $8,484             $11,891
9/30/99                $8,626             $12,119
10/31/99               $8,616             $12,341
11/30/99               $9,544             $13,920
12/31/99              $11,521             $16,267
1/31/00               $10,916             $15,680
2/29/00               $12,449             $17,038
3/31/00               $12,469             $17,230
4/30/00               $11,208             $15,333
5/31/00               $10,663             $14,515
6/30/00               $11,299             $15,869
7/31/00               $11,390             $15,578
8/31/00               $11,975             $16,096
9/30/00               $11,067             $15,146
10/31/00              $10,744             $14,486
11/30/00               $9,645             $13,233
12/31/00              $10,260             $13,881
1/31/01               $11,339             $15,740
2/28/01               $10,411             $14,263
3/31/01                $9,836             $13,393
4/30/01               $10,210             $14,053
5/31/01               $10,578             $14,571
6/30/01               $10,477             $14,531
7/31/01                $9,730             $13,678
8/31/01                $9,508             $13,148
9/30/01                $8,014             $10,982
10/31/01               $8,489             $11,340
11/30/01               $9,215             $12,264
12/31/01              $10,265             $13,604
1/31/02               $10,122             $13,566
2/28/02               $10,468             $14,112
3/31/02               $11,304             $21,102


AVERAGE ANNUAL TOTAL RETURN

CLASS A                  3/31/02
--------------------------------
1-Year                     8.36%
5-Year                    -2.13%
Since Inception (5/8/95)   1.79%


CLASS C (5/8/95-3/31/02)
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
           Templeton Latin America -
                     Class C           IFCI Latin America
 5/ 8/95              $9,901               $10,000
 5/31/95              $9,911               $10,019
 6/30/95              $9,861               $10,228
 7/31/95              $9,941               $10,777
 8/31/95             $10,059               $10,929
 9/29/95             $10,089               $10,789
10/31/95              $9,772                $9,761
11/30/95              $9,713               $10,098
12/29/95              $9,903               $10,293
 1/31/96             $10,691               $11,297
 2/29/96             $10,392               $10,673
 3/29/96             $10,482               $10,838
 4/30/96             $10,811               $11,408
 5/31/96             $11,078               $11,705
 6/28/96             $11,128               $11,914
 7/31/96             $10,628               $11,389
 8/30/96             $10,968               $11,698
 9/30/96             $11,008               $11,924
10/31/96             $10,688               $11,701
11/29/96             $10,868               $11,754
12/31/96             $10,972               $12,064
 1/31/97             $12,035               $13,176
 2/28/97             $12,696               $14,038
 3/31/97             $12,315               $13,889
 4/30/97             $12,666               $14,471
 5/30/97             $13,061               $15,639
 6/30/97             $13,904               $16,895
 7/31/97             $14,706               $17,831
 8/29/97             $13,864               $16,281
 9/30/97             $14,787               $17,652
10/31/97             $11,978               $14,351
11/28/97             $12,038               $14,793
12/31/97             $12,917               $15,595
1/31/98              $11,567               $13,789
2/28/98              $11,922               $14,473
3/31/98              $12,836               $15,419
4/30/98              $12,877               $15,285
5/31/98              $11,117               $13,379
6/30/98              $10,280               $12,634
7/31/98              $10,719               $13,134
8/31/98               $7,207                $8,700
9/30/98               $7,462                $9,278
10/31/98              $7,717               $10,001
11/30/98              $8,167               $10,923
12/31/98              $7,355               $10,051
1/31/99               $6,670                $8,898
2/28/99               $6,930                $9,412
3/31/99               $8,361               $11,401
4/30/99               $9,824               $13,073
5/31/99               $9,327               $12,631
6/30/99               $9,898               $13,159
7/31/99               $8,860               $12,247
8/31/99               $8,663               $11,891
9/30/99               $8,808               $12,119
10/31/99              $8,798               $12,341
11/30/99              $9,732               $13,920
12/31/99             $11,745               $16,267
1/31/00              $11,112               $15,680
2/29/00              $12,678               $17,038
3/31/00              $12,689               $17,230
4/30/00              $11,402               $15,333
5/31/00              $10,832               $14,515
6/30/00              $11,475               $15,869
7/31/00              $11,568               $15,578
8/31/00              $12,139               $16,096
9/30/00              $11,226               $15,146
10/31/00             $10,884               $14,486
11/30/00              $9,763               $13,233
12/31/00             $10,385               $13,881
1/31/01              $11,475               $15,740
2/28/01              $10,531               $14,263
3/31/01               $9,939               $13,393
4/30/01              $10,313               $14,053
5/31/01              $10,676               $14,571
6/30/01              $10,572               $14,531
7/31/01               $9,815               $13,678
8/31/01               $9,587               $13,148
9/30/01               $8,082               $10,982
10/31/01              $8,549               $11,340
11/30/01              $9,275               $12,264
12/31/01             $10,326               $13,604
1/31/02              $10,179               $13,566
2/28/02              $10,524               $14,112
3/31/02              $11,359               $21,102

AVERAGE ANNUAL TOTAL RETURN

CLASS C                3/31/02
------------------------------
1-Year                  12.12%
5-Year                  -1.79%
Since Inception (5/8/95) 1.86%



Past performance does not guarantee future results.

ADVISOR CLASS (5/8/95-3/31/02) 6
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
           Templeton Latin America -
                 Advisor Class       IFCI Latin America
 5/ 8/95             $10,000                $10,000
 5/31/95             $10,030                $10,019
 6/30/95              $9,980                $10,228
 7/31/95             $10,060                $10,777
 8/31/95             $10,190                $10,929
 9/29/95             $10,220                $10,789
10/31/95              $9,910                 $9,761
11/30/95              $9,850                $10,098
12/29/95             $10,041                $10,293
 1/31/96             $10,849                $11,297
 2/29/96             $10,546                $10,673
 3/29/96             $10,647                $10,838
 4/30/96             $11,001                $11,408
 5/31/96             $11,269                $11,705
 6/28/96             $11,329                $11,914
 7/31/96             $10,833                $11,389
 8/30/96             $11,188                $11,698
 9/30/96             $11,228                $11,924
10/31/96             $10,904                $11,701
11/29/96             $11,086                $11,754
12/31/96             $11,212                $12,064
 1/31/97             $12,293                $13,176
 2/28/97             $12,987                $14,038
 3/31/97             $12,609                $13,889
 4/30/97             $12,997                $14,471
 5/30/97             $13,412                $15,639
 6/30/97             $14,282                $16,895
 7/31/97             $15,121                $17,831
 8/29/97             $14,261                $16,281
 9/30/97             $15,233                $17,652
10/31/97             $12,358                $14,351
11/28/97             $12,430                $14,793
12/31/97             $13,345                $15,595
1/31/98              $11,959                $13,789
2/28/98              $12,334                $14,473
3/31/98              $13,293                $15,419
4/30/98              $13,345                $15,285
5/31/98              $11,520                $13,379
6/30/98              $10,670                $12,634
7/31/98              $11,142                $13,134
8/31/98               $7,498                 $8,700
9/30/98               $7,750                 $9,278
10/31/98              $8,013                $10,001
11/30/98              $8,496                $10,923
12/31/98              $7,662                $10,051
1/31/99               $6,951                 $8,898
2/28/99               $7,231                 $9,412
3/31/99               $8,718                $11,401
4/30/99              $10,237                $13,073
5/31/99               $9,738                $12,631
6/30/99              $10,332                $13,159
7/31/99               $9,263                $12,247
8/31/99               $9,069                $11,891
9/30/99               $9,220                $12,119
10/31/99              $9,220                $12,341
11/30/99             $10,202                $13,920
12/31/99             $12,329                $16,267
1/31/00              $11,670                $15,680
2/29/00              $13,322                $17,038
3/31/00              $13,355                $17,230
4/30/00              $12,005                $15,333
5/31/00              $11,422                $14,515
6/30/00              $12,102                $15,869
7/31/00              $12,210                $15,578
8/31/00              $12,826                $16,096
9/30/00              $11,865                $15,146
10/31/00             $11,519                $14,486
11/30/00             $10,343                $13,233
12/31/00             $11,001                $13,881
1/31/01              $12,167                $15,740
2/28/01              $11,174                $14,263
3/31/01              $10,558                $13,393
4/30/01              $10,969                $14,053
5/31/01              $11,361                $14,571
6/30/01              $11,263                $14,531
7/31/01              $10,461                $13,678
8/31/01              $10,222                $13,148
9/30/01               $8,629                $10,982
10/31/01              $9,138                $11,340
11/30/01              $9,919                $12,264
12/31/01             $11,056                $13,604
1/31/02              $10,902                $13,566
2/28/02              $11,286                $14,112
3/31/02              $12,264                $21,102


AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS6         3/31/02
------------------------------
1-Year                  15.41%
5-Year                  -0.68%
Since Inception (5/8/95) 3.00%


5. Source: Standard & Poor's Micropal. The International Finance Corporation Investable (IFCI) Latin America Index measures the total return of equities in seven Latin American countries (Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela) as if they were in one market.
6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.



Past performance does not guarantee future results.

TEMPLETON LATIN AMERICA FUND
Financial Highlights


                                                                               CLASS A
                                                            -------------------------------------------------
                                                                        YEAR ENDED MARCH 31,
                                                             2002      2001       2000      1999      1998
                                                            -------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $9.75    $12.36      $8.11    $12.72    $12.34
                                                            -------------------------------------------------
Income from investment operations:
 Net investment income ..................................       .07       .02        .01       .20       .07
 Net realized and unrealized gains (losses) .............      1.37     (2.63)      4.25     (4.57)      .53
                                                            -------------------------------------------------
Total from investment operations ........................      1.44     (2.61)      4.26     (4.37)      .60
Less distributions from:
 Net investment income ..................................      (.09)       --       (.01)     (.18)     (.07)
 Net realized gains .....................................        --        --         --      (.06)     (.15)
                                                            -------------------------------------------------
Total distributions .....................................      (.09)    --          (.01)     (.24)     (.22)
Net asset value, end of year ............................    $11.10     $9.75     $12.36     $8.11    $12.72
                                                            =================================================
Total return* ...........................................    14.92%   (21.12)%    52.60%   (34.37)%    4.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $12,576   $16,033    $23,816   $13,228   $28,714
Ratios to average net assets:
 Expenses ...............................................     2.35%     2.35%      2.33%     2.35%     2.35%
 Expenses, excluding waiver and payments by affiliate ...     2.76%     2.36%      2.86%     3.03%     2.57%
 Net investment income ..................................      .70%      .22%       .14%     2.07%      .59%
Portfolio turnover rate .................................    33.64%    62.05%     81.10%    48.34%    45.82%



*Total return does not reflect sales commissions.
+Based on average weighted shares outstanding effective year ended March 31, 2000.

TEMPLETON LATIN AMERICA FUND
Financial Highlights (CONTINUED)


                                                                               CLASS C
                                                            -------------------------------------------------
                                                                        YEAR ENDED MARCH 31,
                                                              2002      2001       2000      1999      1998
                                                            -------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $9.58    $12.23      $8.06    $12.63    $12.28
                                                            -------------------------------------------------
Income from investment operations:
 Net investment income (loss) ...........................        -- a    (.04)      (.04)      .12        --
 Net realized and unrealized gains (losses) .............      1.36     (2.61)      4.21     (4.51)      .51
                                                            -------------------------------------------------
Total from investment operations ........................      1.36     (2.65)      4.17     (4.39)      .51
Less distributions from:
 Net investment income ..................................      (.06)       --         --**    (.12)     (.01)
 Net realized gains .....................................        --        --         --      (.06)     (.15)
                                                            -------------------------------------------------
Total distributions .....................................      (.06)       --         --      (.18)     (.16)
Net asset value, end of year ............................    $10.88     $9.58     $12.23     $8.06    $12.63
                                                            =================================================
Total return* ...........................................    14.29%  (21.67)%     51.76%  (34.81)%     4.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................    $3,330    $2,835     $5,004    $3,312    $7,170
Ratios to average net assets:
 Expenses ...............................................     2.99%     2.98%      2.88%     3.00%     3.00%
 Expenses, excluding waiver and payments by affiliate ...     3.40%     2.99%      3.41%     3.68%     3.22%
 Net investment income (loss) ...........................      .01%    (.35)%     (.44)%     1.45%    (.01)%
Portfolio turnover rate .................................    33.64%    62.05%     81.10%    48.34%    45.82%



*Total return does not reflect sales commissions or the contingent deferred sales charge.
**The Fund paid distributions from net investment income of $.001 per share. +Based on average weighted shares outstanding effective year ended March 31, 2000.
aActual net investment income was $.001.

TEMPLETON LATIN AMERICA FUND
Financial Highlights (CONTINUED)


                                                                            ADVISOR CLASS
                                                            -------------------------------------------------
                                                                        YEAR ENDED MARCH 31,
                                                              2002      2001       2000      1999      1998
                                                            -------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $9.78    $12.37      $8.09    $12.75    $12.35
                                                            -------------------------------------------------
Income from investment operations:
 Net investment income ..................................       .16       .06        .12       .31       .07
 Net realized and unrealized gains (losses) .............      1.33     (2.65)      4.18     (4.69)      .59
                                                            -------------------------------------------------
Total from investment operations ........................      1.49     (2.59)      4.30     (4.38)      .66
Less distributions from:
 Net investment income ..................................      (.16)       --       (.02)     (.22)     (.11)
 Net realized gains .....................................        --        --         --      (.06)     (.15)
                                                            -------------------------------------------------
Total distributions .....................................      (.16)       --       (.02)     (.28)     (.26)
Net asset value, end of year ............................    $11.11     $9.78     $12.37     $8.09    $12.75
                                                            =================================================
Total return ............................................    15.41%  (20.94)%     53.19%  (34.37)%     5.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................      $134    $7,151    $19,645      $116      $139
Ratios to average net assets:
 Expenses ...............................................     2.00%     2.00%      2.00%     2.00%     2.00%
 Expenses, excluding waiver and payments by affiliate ...     2.41%     2.01%      2.52%     2.68%     2.22%
 Net investment income ..................................     1.63%      .53%      1.01%     2.46%      .45%
Portfolio turnover rate .................................    33.64%    62.05%     81.10%    48.34%    45.82%



+Based on average weighted shares outstanding effective year ended March 31, 2000.



                       See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2002



                                                                           COUNTRY     SHARES       VALUE
------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 75.3%
     AEROSPACE & DEFENSE 1.4%
     Embraer-Empresa Brasileira de Aeronautica SA, ADR ...............      Brazil       11,009 $   222,163
                                                                                                ------------
     BANKS 4.2%
     Credicorp Ltd. ..................................................       Peru        21,700     216,132
     Unibanco Uniao de Bancos Brasileiros SA, GDR ....................      Brazil       18,950     463,328
                                                                                                ------------
                                                                                                    679,460
                                                                                                ------------
     BEVERAGES 5.0%
     Grupo Continental SA ............................................      Mexico      203,148     371,686
     PanAmerican Beverages Inc., A ...................................      Mexico       23,670     429,847
                                                                                                ------------
                                                                                                    801,533
                                                                                                ------------
     CONSTRUCTION MATERIALS 7.2%
     Cemex SA , ADR ..................................................      Mexico       39,241   1,159,179
                                                                                                ------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 16.4%
    *Cia de Telecomunicaciones de Chile SA, ADR ......................       Chile       22,920     343,112
     SBC Communications Inc. .........................................   United States    3,363     125,911
    *Telefonica SA, ADR ..............................................       Spain        3,666     121,382
     Telefonos de Mexico SA de CV (Telmex), L, ADR ...................      Mexico       50,503   2,039,816
                                                                                                ------------
                                                                                                  2,630,221
                                                                                                ------------
     ELECTRIC UTILITIES .4%
     Tractebel Energia SA ............................................      Brazil   36,240,500   68,458
                                                                                                ------------
    *HOUSEHOLD DURABLES 5.7%
     Corporacion Geo SA, B ...........................................      Mexico      384,090     916,250
                                                                                                ------------
    *INDUSTRIAL CONGLOMERATES 2.6%
     Grupo Carso SA de CV ............................................      Mexico      102,365     411,152
                                                                                                ------------
     MULTILINE RETAIL 6.5%
     Wal-Mart de Mexico SA de CV, ADR ................................      Mexico       31,430   1,034,883
                                                                                                ------------
     OIL & GAS 12.5%
     Petroleo Brasileiro SA (Petrobras), ADR .........................      Brazil       75,690   2,003,514
                                                                                                ------------
     PAPER & FOREST PRODUCTS 3.3%
     Kimberly Clark de Mexico SA de CV, A ............................      Mexico      158,795     535,615
                                                                                                ------------
    *TRANSPORTATION INFRASTRUCTURE 4.5%
     Grupo Aeroportuario del Sureste SA de CV, ADR ...................      Mexico       47,660     719,666
                                                                                                ------------
     WIRELESS TELECOMMUNICATION SERVICES 5.6%
     America Movil SA de CV, L, ADR ..................................      Mexico       45,290     899,459
                                                                                                ------------
     TOTAL COMMON STOCKS (COST $9,112,002)                                                       12,081,553
                                                                                                ------------

TEMPLETON LATIN AMERICA FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2002  (CONT.)




                                                                           COUNTRY     SHARES       VALUE
------------------------------------------------------------------------------------------------------------
     PREFERRED STOCKS 18.2%
     Aracruz Celulose SA, ADR, pfd. ..................................      Brazil       41,665 $   860,382
     Banco Bradesco SA, pfd. .........................................      Brazil   72,571,940     440,303
     Cia Vale do Rio Doce, A, ADR, pfd. ..............................      Brazil       21,514     570,121
    *Companhia Brasileira de Distribuicao Pao de Acucar, ADR, pfd. ...      Brazil       17,869     405,626
     Companhia Paranaense de Energia-Copel, ADR, pfd. ................      Brazil        5,620      43,836
     Sociedad Quimica y Minera de Chile SA, B, ADR, pfd. .............       Chile        4,000      94,000
     Tele Norte Leste Participacoes SA, ADR, pfd. ....................      Brazil       28,362     356,227
     Telemig Celular Participacoes SA, ADR, pfd. .....................      Brazil        4,840     137,456
                                                                                                ------------
     TOTAL PREFERRED STOCKS (COST $2,706,815)                                                     2,907,951
                                                                                                ------------
    aSHORT TERM INVESTMENTS (COST $1,270,957) 7.9%
     Franklin Institutional Fiduciary Trust Money Market Portfolio ...  United States 1,270,957   1,270,957
                                                                                                ------------
     TOTAL INVESTMENTS (COST $13,089,774) 101.4% .....................                           16,260,461
     OTHER ASSETS, LESS LIABILITIES (1.4)% ...........................                             (220,719)
                                                                                                ------------
     TOTAL NET ASSETS 100.0% .........................................                          $16,039,742
                                                                                                ============


*Non-income producing.
aThe Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.


                       See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002

Assets:
 Investments in securities, at value (cost $13,089,774) ...................................  $ 16,260,461
 Receivables:
  Fund shares sold ........................................................................           774
  Dividends ...............................................................................        83,514
                                                                                             -------------
      Total assets ........................................................................    16,344,749
                                                                                             -------------
Liabilities:
 Payables:
  Fund shares redeemed ....................................................................       194,284
  To affiliates ...........................................................................        73,913
 Accrued expenses .........................................................................        36,810
                                                                                             -------------
      Total liabilities ...................................................................       305,007
                                                                                             -------------
Net assets, at value ......................................................................  $ 16,039,742
                                                                                             -------------
Net assets consist of:
 Undistributed net investment income ......................................................  $     35,881
 Net unrealized appreciation ..............................................................     3,170,682
 Accumulated net realized loss ............................................................   (10,582,736)
 Beneficial shares ........................................................................    23,415,915
                                                                                             -------------
Net assets, at value ......................................................................  $ 16,039,742
                                                                                             =============
CLASS A:
 Net asset value per share ($12,576,067 / 1,132,899 shares outstanding) ...................        $11.10
                                                                                             =============
 Maximum offering price per share ($11.10 / 94.25%) .......................................        $11.78
                                                                                             =============
CLASS C:
 Net asset value per share ($3,330,128 / 306,131 shares outstanding)* .....................        $10.88
                                                                                             =============
 Maximum offering price per share ($10.88 / 99.00%) .......................................        $10.99
                                                                                             =============
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($133,547 / 12,023 shares outstanding)       $11.11
                                                                                             =============



*Redemption price per share is equal to net asset value less any applicable sales charge.



                       See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002


Investment Income:
 (net of foreign taxes of $70,396)
 Dividends .....................................................................  $   570,291
 Interest ......................................................................          781
                                                                                  ------------
      Total investment income ..................................................               $   571,072
Expenses:
 Management fees (Note 3) ......................................................      225,056
 Administrative fees (Note 3) ..................................................       27,523
 Distribution fees (Note 3)
  Class A ......................................................................       44,703
  Class C ......................................................................       29,500
 Transfer agent fees (Note 3) ..................................................       85,900
 Custodian fees ................................................................        4,100
 Reports to shareholders .......................................................       34,200
 Registration and filing fees ..................................................       30,000
 Professional fees .............................................................       23,900
 Trustees' fees and expenses ...................................................       10,950
                                                                                  ------------
      Total expenses ...........................................................                   515,832
      Expenses waived/paid by affiliate (Note 3) ...............................                   (76,148)
                                                                                               ------------
        Net expenses ...........................................................                   439,684
                                                                                               ------------
          Net investment income ................................................                   131,388
                                                                                               ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................................................   (3,947,246)
  Foreign currency transactions ................................................       16,054
                                                                                  ------------
      Net realized loss ........................................................                (3,931,192)
Net unrealized appreciation (depreciation) on:
  Investments ..................................................................    5,719,497
  Translation of assets and liabilities denominated in foreign currencies ......           (5)
                                                                                  ------------
      Net unrealized appreciation ..............................................                 5,719,492
                                                                                               ------------
Net realized and unrealized gain ...............................................                 1,788,300
                                                                                               ------------
Net increase in net assets resulting from operations ...........................               $ 1,919,688
                                                                                               ============



                       See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2002 AND 2001




                                                                                   2002           2001
                                                                              ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................... $    131,388   $    89,554
  Net realized loss from investments and foreign currency transactions .......   (3,931,192)     (271,187)
  Net unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ..................    5,719,492    (8,629,648)
                                                                              ----------------------------
      Net increase (decrease) in net assets resulting from operations ........    1,919,688    (8,811,281)
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................................     (104,235)           --
   Class C ...................................................................      (18,918)           --
   Advisor Class .............................................................      (32,746)           --
                                                                              ----------------------------
 Total distributions to shareholders .........................................     (155,899)           --

 Beneficial share transactions (Note 2):
  Class A ....................................................................   (4,899,059)   (3,188,534)
  Class C ....................................................................      122,122    (1,232,672)
  Advisor Class ..............................................................   (6,965,753)   (9,214,345)
                                                                              ----------------------------
 Total beneficial share transactions .........................................  (11,742,690)  (13,635,551)
   Net decrease in net assets ................................................   (9,978,901)  (22,446,832)
Net assets:
 Beginning of year ...........................................................   26,018,643    48,465,475
                                                                              ----------------------------
 End of year ................................................................. $ 16,039,742  $ 26,018,643
                                                                              ============================
Undistributed net investment income included in net assets:
 End of year ................................................................. $     35,881  $     39,806
                                                                              ============================



                       See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Latin America Fund (the Fund) is a separate, non-diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity and debt securities of Latin American companies. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective September 17, 2001, the Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. BENEFICIAL SHARES

The Fund offers three classes of shares: Class A, Class C and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At March 31, 2002, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                       YEAR ENDED MARCH 31,
                                                      ------------------------------------------------------
                                                                  2002                        2001
                                                      ------------------------------------------------------
                                                        SHARES        AMOUNT         SHARES       AMOUNT
                                                      ------------------------------------------------------
CLASS A SHARES:
Shares sold ........................................   1,034,232  $ 10,212,675      2,248,886  $ 24,448,540
Shares issued on reinvestment of distributions .....       9,974        96,483             --            --
Shares redeemed ....................................  (1,555,798)  (15,208,217)    (2,530,668)  (27,637,074)
                                                      ------------------------------------------------------
Net decrease .......................................    (511,592) $ (4,899,059)      (281,782) $ (3,188,534)
                                                      ======================================================

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (CONTINUED)


2. BENEFICIAL SHARES (CONT.)

                                                                       YEAR ENDED MARCH 31,
                                                      ------------------------------------------------------
                                                                  2002                        2001
                                                      ------------------------------------------------------
                                                           SHARES     AMOUNT          SHARES      AMOUNT
                                                      ------------------------------------------------------
CLASS C SHARES:
Shares sold ........................................      80,744  $    797,750         58,723  $    618,818
Shares issued on reinvestment of distributions .....       1,853        17,481             --            --
Shares redeemed ....................................     (72,344)     (693,109)      (172,013)   (1,851,490)
                                                      ------------------------------------------------------
Net increase (decrease) ............................      10,253  $    122,122       (113,290) $ (1,232,672)
                                                      ======================================================

                                                                       YEAR ENDED MARCH 31,
                                                      ------------------------------------------------------
                                                                  2002                        2001
                                                      ------------------------------------------------------
                                                           SHARES     AMOUNT          SHARES      AMOUNT
                                                      ------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold ........................................       4,669  $     46,424        505,078  $  5,442,120
Shares issued on reinvestment of distributions .....       3,108        32,446             --            --
Shares redeemed ....................................    (726,701)   (7,044,623)    (1,362,651)  (14,656,465)
                                                      ------------------------------------------------------
Net decrease .......................................    (718,924) $ (6,965,753)      (857,573) $ (9,214,345)
                                                      ======================================================


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TIC of 1.25% per year of the average daily net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

        ANNUALIZED
        FEE RATE           AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
        0.150%             First $200 million
        0.135%             Over $200 million, up to and including $700 million
        0.100%             Over $700 million, up to and including $1.2 billion
        0.075%             Over $1.2 billion

TIC, FT Services and Investor Services agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 2.35%, 3.00%, and 2.00% of the Fund's average daily net assets of Class A, Class C and Advisor Class shares, respectively, through July 31, 2002, as noted in the Statement of Operations.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At March 31, 2002, unreimbursed costs were $209,413. Distributors paid net commissions on sales of Fund shares and received contingent deferred sales charges for the period of $(26,110) and $32,529, respectively.


4. INCOME TAXES

At March 31, 2002, the cost of investments, net unrealized appreciation, and undistributed ordinary income for income tax purposes were as follows:

           Cost of investments ................................   $13,349,476
                                                                  ------------
           Unrealized appreciation ............................     3,422,639
           Unrealized depreciation ............................      (511,654)
                                                                  ------------
           Net unrealized appreciation ........................   $ 2,910,985
                                                                  ============


           Distributable earnings - ordinary income ...........   $    35,881
                                                                  ============

The tax character of distributions paid during the year ended March 31, 2002, was the same for financial statements and tax purposes.

At March 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

           Capital loss carryovers expiring in:
            2007 ...................................  $2,858,793
            2008 ...................................   2,289,749
            2010 ...................................   4,344,481
                                                      ----------
                                                      $9,493,023
                                                      ==========

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

At March 31, 2002, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2001 of $820,521 and $9,491, respectively. For tax purposes, such losses will be reflected in the year ending March 31, 2003.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (CONTINUED)



5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2002 aggregated $5,785,664 and $17,396,393, respectively.

TEMPLETON LATIN AMERICA FUND
INDEPENDENT AUDITORS' REPORT
To the Board of Trustees and Shareholders of Templeton Latin America Fund


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Latin America Fund (the "Fund") at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to April 1, 1999 were audited by other independent accountants whose report dated April 30, 1999 expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
San Francisco, California
April 26, 2002

TEMPLETON LATIN AMERICA FUND
Tax Designation


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 6.89% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2002.

At March 31, 2002, more than 50% of the Templeton Latin America Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to shareholders in May 2002.

                             CLASS A                      CLASS C                    ADVISOR CLASS
                 ----------------------------------------------------------------------------------------------------------------
                 FOREIGN TAX PAID    FOREIGN SOURCE   FOREIGN TAX PAID   FOREIGN SOURCE    FOREIGN TAX PAID     FOREIGN SOURCE
   COUNTRY           PER SHARE      INCOME PER SHARE       PER SHARE    INCOME PER SHARE       PER SHARE      INCOME PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
   Brazil ......      $0.0243           $0.0785             $0.0243          $0.0501            $0.0243            $0.0985
   Chile .......       0.0032            0.0068              0.0032           0.0043             0.0032             0.0085
   Mexico ......       0.0104            0.0508              0.0104           0.0324             0.0104             0.0638
   Spain .......       0.0009            0.0025              0.0009           0.0016             0.0009             0.0032
                 ----------------------------------------------------------------------------------------------------------------
   TOTAL .......      $0.0388           $0.1386             $0.0388          $0.0884            $0.0388            $0.1740
                 ================================================================================================================


In January 2003, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2002. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

TRUSTEES AND OFFICERS


The name, age and address of the officers and trustees, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each trustee will serve until that person's successor is elected and qualified.


INDEPENDENT TRUSTEES                                            NUMBER OF
                                                           PORTFOLIOS IN FUND
                                              LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED      BY TRUSTEE*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (69)            Trustee      Since 1994           138          Director, RBC Holdings, Inc. (bank holding
500 East Broward Blvd.                                                          company) and Bar-S Foods (meat packing company).
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------

FRANK J. CROTHERS (57)           Trustee      Since 2001            19          None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities
Co., Ltd.; and Director and President, Provo Power Company Ltd.; and director of various other business and nonprofit organizations.
------------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (69)         Trustee      Since 1994           139          None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (79)        Trustee      Since 1994            30          None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd College (1991-present); and FORMERLY, Chairman and
Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman of the
Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990); and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------

                                                                NUMBER OF
                                                           PORTFOLIOS IN FUND
                                              LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED      BY TRUSTEE*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (50)            Trustee      Since 1996            84          Director, Amerada Hess Corporation (exploration
500 East Broward Blvd.                                                          and refining of oil and gas); Hercules
Suite 1200                                                                      Incorporated (chemicals, fibers and resins);
Fort Lauderdale, FL 33394-3091                                                  Beverly Enterprises, Inc. (health care); H.J.
                                                                                Heinz Company (processed foods and allied
                                                                                products); RTI International Metals, Inc.
                                                                                (manufacture and distribution of titanium); Digex
                                                                                Incorporated (web hosting provider); and Canadian
                                                                                National Railway (railroad).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

BETTY P. KRAHMER (72)            Trustee      Since 1994            24          None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

Director or trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
------------------------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (73)           Trustee      Since 1994           138          Director, White Mountains Insurance Group, Ltd.;
500 East Broward Blvd.                                                          Martek Biosciences Corporation; WorldCom, Inc.
Suite 1200                                                                      (communications services); MedImmune, Inc.
Fort Lauderdale, FL 33394-3091                                                  (biotechnology); Overstock.com (Internet
                                                                                services); and Spacehab, Inc. (aerospace
                                                                                services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (72)            Trustee      Since 1994            30          None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and FORMERLY,
Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------

CONSTANTINE DEAN                 Trustee      Since 2001            20          None
TSERETOPOULOS (47)
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES AND OFFICERS                                NUMBER OF
                                                           PORTFOLIOS IN FUND
                                              LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED      BY TRUSTEE*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

**NICHOLAS F. BRADY (71)         Trustee      Since 1994            65          Director, Amerada Hess Corporation (exploration
500 East Broward Blvd.                                                          and refining of oil and gas), C2, Inc. (operating
Suite 1200                                                                      and investment business), and H.J. Heinz Company
Fort Lauderdale, FL 33394-3091                                                  (processed foods and allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets Investments
LDC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd., and Franklin Templeton Investment Fund; and
formerly, Secretary of the United States Department of the Treasury (1988-1993), Chairman of the Board, Dillon, Read & Co., Inc.
(investment banking) (until 1988) and U.S. Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------

**MARTIN L. FLANAGAN (41)        Trustee      Since 1994             7          None
One Franklin Parkway             and Vice
San Mateo, CA 94403-1906         President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of
52 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (68)        Trustee      Since 1994           138          None
One Franklin Parkway             and Vice
San Mateo, CA 94403-1906         President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (56)             Vice         Since 1996   Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

GARY R. CLEMONS (45)             Vice         Since 1995   Not Applicable       None
500 East Broward Blvd.           President
Suite 1200
Ft. Lauderdale, FL 33394-3091


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Templeton Investment Counsel, LLC; officer of other subsidiaries of Franklin Resources, Inc.; and
FORMERLY, Research Analyst, Templeton Quantitative Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                NUMBER OF
                                                           PORTFOLIOS IN FUND
                                              LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED      BY TRUSTEE*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

JEFFREY A. EVERETT (38)          President    Since 2001   Not Applicable       None
P.O. Box N-7759
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 18 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (54)               Vice         Since 2000   Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director,
Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996), Property Resources Equity Trust
(until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (54)            Vice         Vice         Not Applicable       None
One Franklin Parkway             President    President
San Mateo, CA 94403-1906         and          since 2000
                                 Secretary    Secretary
                                              since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S.
District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

CHARLES E. JOHNSON (45)          Vice         Since 1996   Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton
Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board, President
and Director, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

RUPERT H. JOHNSON, JR. (61)      Vice         Since 1994   Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                NUMBER OF
                                                           PORTFOLIOS IN FUND
                                              LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED      BY TRUSTEE*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

JOHN R. KAY (61)                 Vice         Since 1994   Not Applicable       None
500 East Broward Blvd.           President
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; officer of 23 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice
President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BRUCE S. ROSENBERG (40)          Treasurer    Since 2000   Not Applicable       None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of 19 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (64)           Vice         Since 2000   Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief
Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Mr. Flanagan's status as an interested person results from his position as an officer of Franklin Resources, Inc. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Franklin Resources, Inc.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

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


LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS



GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & Income
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund
Global Income
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund 2
Franklin Small Cap Growth Fund II 3
Franklin Technology Fund

GROWTH & Income
Franklin Balance Sheet
 Investment Fund 4
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund 5
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 7
Franklin Short-Intermediate
 U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund6
Franklin Federal Money Fund 6,8
Franklin Money Fund 6,8

TAX-FREE INCOME 9
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 10
Tax-Exempt Money Fund 6,8

STATE-SPECIFIC
TAX-FREE INCOME 9
Alabama
Arizona
California 11
Colorado
Connecticut
Florida 11
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 10
Michigan 10
Minnesota 10
Missouri
New Jersey
New York 11
North Carolina
Ohio 10
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 12



1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           05/02

                               PRESORTED STANDARD
                                   US POSTAGE
                                      PAID
                              so. san francisco CA
                                 PERMIT NO. 655

[logo omitted]
FRANKLIN TEMPLETON
  INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906




ANNUAL REPORT
TEMPLETON LATIN AMERICA FUND

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Latin America Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

418 A2002 05/02